Exhibit 10.3


                               LEASE - COMMERCIAL


THIS LEASE made the 20th day of February, 2004,

BETWEEN:

         GASTOWN INVESTMENT 21 LTD., a body corporate having
         Its offices at Suite 600 - 21 Water Street, In the
         City of Vancouver, British Columbia VSB 1A1
         (hereinafter called the "Landlord")                  OF THE FIRST PART
AND:
         Veridicom International (Canada) Inc,
         #501 - 21 Water Street, Vancouver, British
         Columbia, V60 1A1 (hereinafter called the `Tenant")  OF THE SECOND PART
AND:
         ---------------------------------------------------
         ---------------------------------------------------  OF THE THIRD PART

     WITNESS that in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be paid, observed and performed, the Landlord has demised and leased and by these presents does demise and lease to the Tenant the demised premises as hereinafter described, all on the terms, Conditions and covenants as hereinafter set forth.

A.       DEFINITIONS
         -----------

         In this Lease:

         1. "Area of Leased Premises" means the area of the floor space of the Leased Promises in square feet measured from the centre of partition walls and from the exterior surface of the exterior walls, and for the purposes of this Lease is 8,200 square feet more or less;

         2. "Building" means the building located on the Lands, and Includes all fixtures, machinery and equipment situate therein:

         3. "Leased Premises" means that portion of the Building having a civic address of 21 Water Street, Vancouver, British Columbia shown outlined in red on the plan attached hereto as schedule A;

         4. "Lands" means the lands situate in Vancouver, British Columbia, having a civic address of 21 Water Street, Vancouver, British Columbia, arid, more particularly described as:





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                           City of Vancouver
                           Lots 12 and 13
                           Block 1 Old Granville Townsite
                           Plan 168

         5. "Real Property Taxes" means ail real property, sewer, municipal and other property taxes and rates, whether general or special, of any nature whatsoever, including assessed by any lawful authority, and any other taxes, assessments or duties levied, rated, charged or assessed in substitution for any of the foregoing taxes, against or with respect to the Lands or the Building;

         6. "Tenant's Proportionate Share" means a fraction, having as its numerator the Area of the Leased Premises and as its denominator the Total Rentable Area; and

         7. "Total Rentable Area" means the area in square feet of all floor space in the Building, including the Leased Premises, which are teased or occupied, or which the Landlord Intends to be leased or occupied, by tenants or licensees.

1.       DEMISED PREMISES
         ----------------
1.1 The demised premises when referred to in this Lease shall mean the premises at 21 Water Street, Vancouver, British Columbia, Unit 501, 502, 503 & 504 being comprised of 8,200 square feet more or less on the 5th floor of the building located on the lands known as 21 Water Street, Vancouver, British Columbia ("the lands"), more particularly shown outlined in red on the plan attached hereto as Schedule A. Civic address being Unit 501, 21 Water Street, Vancouver, British Columbia V88 1A1.

2.       TERM
         ----
2.1 TO HAVE AND TO HOLD the demised premises for and during the term of Three
(3) Years commencing on the 1st day of March, 2004 and terminating on the 28th day of February, 2007, subject to earlier termination in accordance with the provisions hereof.

3.       BASIC RENT AND OPERATING EXPENSES
         ---------------------------------
         3.1 Yielding and paying therefor during the said term of the Rent of THREE HUNDRED SIXTY NINE THOUSAND ($369,000.00) plus GST of Lawful money of Canada at the office of Pacific Asset Management Corp., Suite 410, 145 Chadwick Court, North Vancouver, British Columbia, V7M 3K1, or at such other place as the Landlord may designate in writing.

         If the commencement date does not foil upon the first day of a month, the first payment shall be adjusted according to the portion of the month included in the term. All rent and additional rent (as hereinafter described) shall bear interest at the rate of 1-1/2% per month (18% per annum) from the date upon which it becomes payable by the Tenant until paid.




                                     10.3-2

         3.2 Yielding and paying therefore to the Landlord a basic monthly rent and estimated operating expenses for the demised premises in advance without deductions an the 1st day of each and every month as follows:

                  Commencing March 1st, 2004 the sum of $9,908.33 on account of rent and $4,954.17 towards estimated operating expenses plus
                                             ---------
                  GST on the first day of each and every month up to and including the first day of February, 2005.

                  Commencing March 1st, 2005 the sum of $10,250.00 on account of rent and shall pay estimated operating expenses plus GST in
                                     ---------
                  accordance with Clause 12.5 of the Lease on the first day of each and every month up to and including the first day of February, 2008.

                  Commencing March 1st, 2006 the sum of $90,591.67 on account of rent and shall pay she estimated operating expenses plus GST
                                         ---------
                  in accordance with Clause 12.5 of the Lease on the first day of each and every month up to and Including the first day of February, 2007.

         3.3 The Tenant will provide to the Landlord post-dated rent cheques for each year on the first day of each year.

4.       SECURITY DEPOSIT
         ----------------
         4.1 The Landlord acknowledges receipt of $ 30,916.14 plus GST of $ 2,164.13 totaling $33,080.27 from the Tenant, $14,862.50 plus GST of which shall be applied towards payment of the rent for the 1st day of March, 2004 and the remainder shall be held by the Landlord, without liability for interest, as security for the faithful performance by the Tenant of all the terms, covenants and conditions contained herein. If during the term any payment by the Tenant is overdue then the Landlord may apply any portion of the security deposit toward such overdue payment and if any portion of the security deposit is not so applied then it shall be applied toward payment of the rent for the last one (1) month of the term. If all or any portion of the security deposit is applied toward an overdue payment then the Tenant will forthwith remit to the Landlord a sum sufficient to restore the security deposit to the original sum deposited,

5.       USE OF THE DEMISED PREMISES
         ---------------------------
         5.1 The Tenant shall use the demised premises for general office purposes and for no other purpose. The Tenant covenants and agrees that it will commence to carry on its business on the commencement date of the lease specified in paragraph 2.1 hereof and will carry on its business in the demised premises continuously during the term of this Lease.

6.       TENANT'S COVENANTS
         ------------------
         The Tenant covenants with the Landlord



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

         6.1 To pay rent and to pay all sums payable herein as additional rent, without any abatement, set-off, compensation or deduction whatsoever.

         6.2 To pay all charges for the installation of telephone and other communications and office equipment and all charges for the maintenance thereof and relamping of lighting fixtures within the demised premises.

         6.3 To pay all rates and charges for pas, electric light and/or power, fuel, telephone service end other utilities supplied to or used by the Tenant in respect of the demised premises.

         6.4 To take good and reasonable care of the demised promises and of the improvements, fixtures and equipment now or hereafter located thereon and therein and of every part thereof, and at its sole cost and expense to manage, operate, maintain and keep them in good order, repair and condition; and to promptly make all required or necessary repairs and replacements thereof, reasonable wear and tear excepted, and to keep and leave all brass, copper or other metals and all windows in, on or attached to the demised premises cleaned and polished. All repairs and replacements shall be of a quality and class at least equal to the original and shall become the property of the Landlord absolutely and a part of the demised premises.

         6.5 That the Landlord and its agents may at all reasonable times upon giving reasonable notice enter the demised premises and view the state of repair, and the Tenant Shall within thirty (30) days after the receipt of written notice thereof commence and diligently proceed to make such repairs and replacements as the Landlord may reasonably require and in the event of the Tenant's failure or neglect to do so within the time herein specified the Landlord and its agents may enter the demised promises and at the Tenant's expense perform and carry out such repairs or replacements and the Landlord in so doing shall not be liable for any inconvenience, disturbance or loss of business.

         6.6 That the Tenant will leave the promises in good repair, in accordance with the standards set forth in paragraph 6.4 herein.

         6.7 To restore forthwith at the Tenant's expense from time to time any glass on the demised premises broken or damaged as a result of any cause save for the negligence of the Landlord, its servants or agents.

         6.8 Not to do or suffer any waste or damage, disfiguration or injury to the demised premises or the fixtures and equipment therein nor to permit or suffer any overloading of the floors thereof; and not to use or permit the use of any part of the demised premises for any unlawful purpose or for any dangerous, noxious or offensive trade or business and not to permit, cause or maintain any nuisance or interference with the comfort of any of the occupants of the building.

         6.9 Not to exhibit signs of any nature on walls, doors or windows not to install any window coverings without the prior written approval of the Landlord, such approval not to be unreasonably withheld. If any sign, advertisement, or notice is inscribed, painted or affixed by the Tenant on or to any part of the building whatsoever without the consent of the Landlord in writing having first been obtained, then the Landlord or its agents shall be at


                                     10.3-4
liberty to enter and pull down and take away any such sign, advertisement or notice at the expense of the Tenant. Any signs, which shall be in the complete control of the Landlord, or the interior or exterior of the building, shall be arranged for the Tenant by the Landlord or its agents; the cost shall be charged to the Tenant and shall be payable and recoverable as rent.

         6.10 Not to do or permit anything to be done whereby any policy of insurance on the building or any part thereof may become void or voidable or whereby the premium thereon may be increased. In addition to any other rights under this Lease the Landlord may, if the tenant does or permits anything to be done whereby the premium for any insurance policy in respect of the building is Increased, require the Tenant to pay to the Landlord an amount equal to the whole of such increase.

         6.11 Not in any circumstances to assign or transfer this Lease or the term of any portion thereof or let or sublet or grant any license for occupation in respect of all or any part of the demised promises without the written consent of the Landlord first being had and obtained, which consent may not be unreasonably withheld, provided that such assignment, transfer, subletting or granting of license with the Landlord's consent shall not affect the obligation of the Tenant to perform the covenants contained in this Lease. If the Tenant is a private corporation and is not a reporting corporation and if by the sale or other disposition of its securities the control or beneficial ownership of such Corporation is changed at any time after the execution of this Lease, or during the term hereof, or during the term of any renewal hereof, if any, without the Landlord's prior written consent first being had, the Landlord may, at its option, cancel this Lease and the term hereby granted upon the giving of thirty
(30) days' notice to the Tenant of its intention to cancel this Lease and the term shall thereupon be cancelled.

         6.12 To keep the demised premises free of rubbish and debris at all times and to provide proper receptacles for waste and rubbish.

         6.13 To abide by and comply and use reasonable efforts to cause its employees to abide and comply with all laws, rules and regulations of every municipal or other authority which in any manner relate to or affect the business or profession of the Tenant or the use of the demised premises by the Tenant and to save harmless the Landlord from all costs, charges or damages to which the Landlord may be put or suffer by reason of the breach by the Tenant of any such law, rule or regulation.

         6.14 That the Landlord or its agents may at any time enter upon the demised premises for the purpose of examining them, or for the making of any repairs to the premises or alterations, improvements or additions to the building of which the same form a part, which the Landlord shall deem necessary or desirable.

         6.15 To permit the Landlord or its agents to show the demised premises at any reasonable time upon giving reasonable notice to any prospective purchaser or purchasers of the demised premises or any lands of which the demised premises form a part or, within the six (6) months immediately preceding the expiry of this Lease, any prospective tenant, and in either case to allow the exhibiting of the usual for sale or leasing notices on the exterior of the demised premises.

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

         6.16 Notwithstanding any other provisions of this Lease, to indemnify and save harmless the Landlord from any and all liabilities, damages, costs, claims, suits or actions arising out of:

         (a) Any breach, violation or non-performance of any covenants, condition or agreements in this Lease set forth and contained on the part of the Tenant to be fulfilled, kept, observed and performed;

         (b) Any damage to property occasioned by the Tenant's use and occupation of the demised premises except where such damage is caused by an act or default of the Landlord or its agents;

         (c) Any injury to a person or persons, including death resulting at any time therefrom, occurring in or about the demised premises.

         6.17 To take out and keep in full force and effect throughout the term and during such other time as the Tenant occupies the demised premises or any part thereof:

         (a) Comprehensive liability insurance against claims for personal injury, death or property damage or loss upon, in or about the demised premises or otherwise howsoever arising out of the operations of the Tenant or any person conducting business from the demised premises, to the combined limit as may be reasonably required by the Landlord from time to time but, in any case, of not less than $3,000,000.00 in respect of any one occurrence concerning property damage;

         (b) The policy of insurance required of the Tenant as aforesaid shall name the Landlord and any persons or corporations designated by the Landlord as additional named insureds as their interest may appear and, as appropriate, a cross-liability and/or severability of interest clause protecting the Landlord against claims by the Tenant as if the Landlord were separately insured and protecting the Tenant against claims by the Landlord as if the Tenant were separately insured as well as a clause that the insurer will not cancel or change or refuse to renew the insurance without first giving the Landlord thirty (30) days' prior written notice. All such policies will be with insurers acceptable to the Landlord and in a form satisfactory to the Landlord and the Tenant will deliver to the Landlord a copy of all such policies or certificates of such insurance.

         6.18 And will not bring upon the demised premises or the building or any part thereof any machinery, equipment, article or thing that by reason of the weight, size or use might damage any floor in the demised premises or the building and that if any floor in the demised premises or the building and that if any damage is caused to the demised premises or to the building by any machinery, equipment, article or thing, or by overloading or by any act, neglect, misuse on the part of the Tenant or any of its servants, agents or employees or any person having business with the Landlord, the Tenant shall forthwith repair such damage or pay the cost of repair to the Landlord.

                                     10.3-6

         6.19 And will comply promptly at his own expense with all applicable laws, ordinances, regulations, requirements of any and all Federal, Provincial, Municipal and other authorities, or Association of Fire Insurance Underwriters or Agents and all notices in pursuance of same whether served upon the Landlord or the Tenant, and will indemnify and save harmless the Landlord from and against any and all manner of actions or causes of action, damage, loss, costs or expenses, which he may sustain, incur or be put to by reason of any neglect of same or noncompliance therewith or by reason of any defect, deficiency, disrepair, depreciation, damage or change in or to the premises, or any injury or damage to any person or to any goods and chattels contained in, upon or about the premises, resulting from the Tenant's use and occupancy thereof.

         6.20 At the termination of this Lease, whether by effluxion of time or otherwise, the Tenant shall vacate and deliver up possession of the Premises in the same condition as the Premises were in upon delivery of possession to the Tenant and shall surrender all keys to the Premises to the Landlord at the place then fixed for payment of rent and shall inform the Landlord of all combinations on locks, safes and vaults, iv any, in the Premises.

         (a) And so long as the Tenant is not in default hereunder at the expiration of the Term, the Tenant shall then have the right to remove its trade fixtures.

         (b) If the Tenant fails to remove its trade fixtures and restore the Premises as aforesaid, all such trade fixtures shall become the property of the Landlord.

         (c) If the Tenant, after receipt of a notice from the Landlord fails to promptly remove any trade fixtures, furnishing, alterations, additions, improvements and fixtures in accordance with such notice, then the Landlord may enter into the Premises and remove therefrom all or par of such trade fixtures, furnishings, alterations, additions, improvements and fixtures without any liability and at the expense of the Tenant, which expense shall forthwith be paid by the Tenant to the Landlord.

7.       LANDLORD'S COVENANTS
         --------------------
         The Landlord covenants with the Tenant:

         7.1 If the Tenant pays the rent and additional rent hereby reserved, and performs the covenants on its part contained herein, the Tenant shall and may peaceably possess and enjoy the demised premises for the term hereby granted, without any interruption or disturbance from the Landlord or any other persons lawfully claiming by, from, through or under the Landlord, subject, nevertheless, to the terms, covenants and conditions of this Lease.

         7.2 To pay or cause to be paid all taxes, rates and assessments now or hereafter levied, rated or assessed against the demised premises or the lands of which they form a part and improvements thereto, including without limiting the generality of foregoing, water and sewer rates and real property taxes, but this paragraph 7.2 does not alter any obligations of the Tenant under any provisions of Article 12.


                                     10.3-7

         7.3 To provide access to the demised premises for the Tenant, its employees and agents, and all other persons lawfully requiring communication with it during normal business hours and at other times subject to each security and control measures as the Landlord may from time to time institute.

         7.4 To keeping good and reasonable state of repair:

         (a) the building (other than the demised premises and premises of other tenants) including the foundation, roof, exterior walls including glass portions thereof, the elevators, entrances, stairways, corridors, lobbies and washrooms from time to time provided for use in common by the Tenant and other tenants of the building and the systems provided for bringing utilities to the demised premises; and

         (b)      the structural elements of the demised premises.

         The cost of such repairs, except structural repairs, shall be borne by the Tenant as provided in Article 12 hereof.

         7.5 To insure the building to its full insurable replacement value against loss or damage by fire. The expense of such insurance shall be borne as provided in paragraphs 12.1 and 12.2 hereof. To the extent that any loss or damage to the building is covered by insurance maintained by the Landlord hereunder, the Landlord releases the Tenant from any and all liability for such loss or damage whether or not the same is caused by or contributed to by or through the negligence of the Tenant or its servants and agents.

8.       ALTERATIONS AND INSTALLATIONS
         -----------------------------
         8.1 The Tenant shall make no alterations, installations, removals, additions or improvements in or about the demised premises without the Landlord's prior written consent, such consent not to be unreasonably withheld, and in the event of such consent the Tenant shall have such work performed at the Tenant's sole expense by contractors or tradesmen or mechanics and at such times and in such manner as may be approved in writing by the Landlord.

         8.2 The Tenant shall and does hereby indemnify and save the Landlord harmless from and against claims which might arise pursuant to the Builders Lien Act of British Columbia as it may from time to time be amended in respect of any materials or services supplied in respect of the demised premises at the Tenant's request and the Tenant shall forthwith remove any builders liens placed against the lands of which the demised premises is a part.

         8.3 Except as provided herein, all improvements, installations, alterations, additions, partitions, build in cabinet-work, wall to wall carpeting and fixtures, whether placed there by the Tenant or the Landlord, shall at the expirations or earlier termination of this Lease become the Landlord's property without compensation therefore to the Tenant and shall not be removed from the premises by the Tenant at any time. All articles of personal property and all furniture, machinery and equipment, owned or installed by Tenant at the expense of the Tenant in the demised premises shall remain the property of the Tenant and may be removed by the Tenant at its expense; provided that the Tenant shall repair any damage to the demised premises or the building


                                     10.3-8
in which the demised premises are located caused by the aforesaid removal. If the Tenant does not remove its property forthwith after written demand by the Landlord, such property shall if the Landlord elects be deemed to become the Landlord's property or the Landlord may remove the same at the expense of the Tenant, the cost of such removal to be paid by the Tenant forthwith to be Landlord on written demand, the Landlord not to be responsible for any loss or damage to such property because of the removal.

9.       LIABILITY FOR PROPERTY DAMAGE AND/OR PERSONAL INJURY
         ----------------------------------------------------
         9.1 The Landlord shall not be responsible for any damage which may be caused, nor shall the Tenant be entitled to claim any diminution of rent or other compensation, for stoppage of any heating apparatus or any air conditioning apparatus or any electric light or water service, or any of the engines, boilers or machinery appertaining thereto, but in such case the Landlord shall use its best efforts to recommence any such operations as may have been affected and the Landlord shall not be liable for any damage or loss which may be caused to the Tenant or to the employees of the Tenant as a result of such stoppages. The Landlord shall not be liable for any damage in or upon the demised premises, arising form any reason or cause whatever, or for any personal injury including death sustained by the Tenant, its officers or employees, or other persons, or for any property loss, howsoever occurring, and the Tenant shall have no right to any diminution of rent in any of such cases; and, without restricting the generality of the foregoing, the Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam gas, electricity, water, rain or snow or leaks from any part of the building or from pipes, appliances or plumbing works or from the roof, street or sub-surface, or from any other place, or by dampness, or for any injury or damage by any cause of whatsoever nature, provided such injury or damage is not caused by the negligence of the Landlord or its servants or agents.

         9.2 The Tenant shall reimburse the Landlord for all expenses, damages, losses or fines incurred or suffered by the Landlord for any reason of any breach, violation or non-performance by the Tenant of any covenant or provision of this Lease or by reason of damage to persons or property caused by the Tenant, its servants or agents.

         9.3 The Tenant shall give the Landlord immediate notice in case of fire or accident in the demised premises or in the building of which the demised premises forms a part.

10.      DAMAGE TO OR DESTRUCTION OF THE DEMISED PREMISES
         ------------------------------------------------
         10.1 Should the demised premises or the building containing them be damaged by fire or other casualty so as to render the premises partially or wholly unfit for occupancy:

         (a) If the damage cannot reasonably be repaired within one hundred twenty (120) days after the date thereof, either party may terminate this lease as of the said date by notice to the other given within thirty (30) days after such damage, and in that case the Tenant shall immediately surrender the demised premises to the Landlord and shall pay rent accrued to the


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

                  date on which the said damage occurred but shall not be entitled to any damages or compensation;

         (b) If the damage can reasonably be repaired within one hundred twenty (120) days after the date thereof or if neither the Tenant nor the Landlord shall have given notice of termination pursuant to the provisions of subparagraph (a) the Landlord shall forthwith commence and carry out with due diligence the repair thereof, and this Lease shall continue in full force and effect save that the rent hereby reserved shall abate proportionately, having regard to such part of the demised premises as has been rendered unfit for occupancy, until the repairs have been completed; provided that there shall be no abatement of rent for any time required for the replacement or repair of any time required for the replacement or repair of any property of the Tenant.

         (c) If there is a dispute between the parties as to whether the damage can reasonably be repaired within the said period of one hundred twenty (120) days the certificate of a professional engineer or architect agreed upon by both parties as to whether or not the said damage can be reasonably repaired within a period of one hundred twenty (120) days form the commencement of repairs shall be binding on both the Landlord and Tenant. If the Landlord and Tenant are unable to agree upon such engineer or architect within thirty (30) days after the date of such damage, the question which otherwise would be the subject of such certificate shall be settled by arbitration by a single arbitrator if the parties can agree on one or by three arbiters otherwise and subject to the provisions of the Commercial Arbitration Act of British Columbia. --------------------------

11.               EXPROPRIATION
                  -------------

         11.1 If the demised premises are acquired or condemned by any authority having the power for such acquisition or condemnation for any public or quasi-public use or purpose then and in that event the term of this Lease shall cease from the date of entry by such authority. If only a portion of the demised premises are so acquired or condemned, this Lease shall cease and terminate at the Landlord's option and if such option is not exercised by the Landlord an equitable adjustment of rent payable by the Tenant for the remaining portion of the demised premises shall be made. If only a portion of the demised premises is expropriated so that the Tenant is no longer able to carry on its business in the demised premises remaining, this Lease shall cease and terminate at the option of the Tenant. In either event, however, and whether all or only a portion of the demised premises are so acquired or condemned, nothing herein contained shall prevent the Landlord or the Tenant or both from recovering damages from such authority for the value of their respective interests or for such other damages and expenses allowed by law.





                                    10.3-10

12.      OPERATING EXPENSES AND ADDITIONAL RENT
         --------------------------------------
         12.1 The term operating expenses as used herein shall mean and include all expanses incurred and payable by the Landlord in the operation, maintenance, repair and management of the lands being expenses which are ordinarily chargeable against income in accordance with good accounting practice and without restricting the generality of the foregoing shall include:

         (a) All taxes, rates and assessments, whether general or special, levied or assessed for municipal, school or other purposes or levied or assessed by any lawful government authority for any purposes with respect to the said lands and including all sales taxes on rents or other taxes imposed on the Landlord in respect of the rents payable to the Landlord by tenants of the building or in respect of the rental of space in the building to quote tenants but excluding those taxes and rates referred to in paragraph 12.3;

         (b) Electric power and lighting expenses, other then those referred to in paragraph 6.2 and 6.3 hereof;

         (c) Salaries and wages (including employer benefits and workers' compensation) and the cost of independent service contracts incurred in the cleaning, maintenance, management and operation of the building and grounds;

         (d) All expenses including administration, management, audit and miscellaneous general expenses related to the lands and building, but excluding debt interest, debt repayment and depreciation charges;

         (e) All charges incurred as a result of the Landlord obtaining insurance against loss or damage by fire or other casualties and against loss of rentals;

         (f) Expenses incurred in loaning and repainting the exterior of the building or the common area of the building;

         (g) Expenses incurred in keeping free of litter, dirt, snow and ice the sidewalks adjacent to the building;

         (h) All repairs performed in accordance with paragraph 7.4 herein, except for structural repairs.

         12.2 The Tenant shall pay as additional rent his proportionate share of the operating expenses for each calendar year, such share being that proportion of the operating expenses which the area of the demised premises bears to the rentable area (excluding parking) of the building; PROVIDED THAT for the years in which the term commences and terminates a proportionate adjustment shall be made according to the proportion of the year included in the term.

         12.3 The Tenant shall pay as additional rent any and all license fees and taxes imposed in connection with the occupancy of the demised premises, or with the particular business of the Tenant, or in connection with any form of


                                    10.3-11
equipment used by the Tenant In the demised premises or brought onto the demised premises by or on behalf of the Tenant.

         12.4 The Tenant shall pay as additional rent any and all additional costs and expenses of the landlord which may arise in respect of the use by the Tenant of the demised premises for business hours that do not coincide with normal business hours for the building generally or that may arise in respect of extra heating or air conditioning, electricity and other services required to be provided to the Tenant as a result of its activities over and shove those normally provided to tenants of the building or outside of normal business hours.

         12.5 Any amount payable by the Tenant under this Article 12 shall be deemed to be rent and shall be collectible and be paid as additional rent within thirty (30) days after demand by the Landlord. The Landlord may estimate for any calendar year or fiscal year of the Landlord the amount payable by the Tenant and the Tenant shall upon demand pay to the Landlord on the 1st day of each month, one twelfth (1/12) of the Landlord's estimate. The Landlord shall then account to the Tenant for such amounts within two (2) months after the end of such calendar of fiscal year.

         12.6 Notwithstanding the provisions of paragraph 12.6 and with respect to the Tenant's proportionate share of realty, school and local improvement taxes, the Landlord may at its option estimate the amount of such taxes one year before the date upon which the said taxes become due and the Tenant shall on demand pay its proportionate share of such estimated taxes in equal monthly installments on the first day of each month as additional rent during the year preceding such due date, PROVIDED THAT any overpayment shall be rebated by the Landlord and any deficiency shall be paid to the Landlord once the actual taxes are known. A demand pursuant to this paragraph shall preclude the Landlord from including the amount demanded in any amount demanded under paragraph 12.6.

         12.7 In the event of a dispute as to any amount payable under this
Article 12, the certificate of a Chartered Accountant selected in the following manner shall be conclusive and binding upon the Landlord and Tenant. Any party wishing to dispute any amount payable or alleged to be payable under this paragraph shall nominate a Chartered Accountant by notice to the other party. If the Parties cannot agree to the appointment of the nominated Chartered Accountant within ten (10) days of such notice then the Landlord shall have the right to appoint an independent Chartered Accountant to make the determination contemplated by this paragraph and the decision of such Chartered Accountant so appointed shall be final. The fee of the Chartered Accountant shall be paid equally by the Landlord and the Tenant.

13.      DEFAULT
         -------
         13.1 The Tenant further covenants with the Landlord that if:

         (a) Any payments or rent, or additional rent as herein described, or any part thereof, are not paid when they become due;

         (b) The Tenant violates any covenant, agreement or stipulation herein contained on its part to be kept, performed or observed and any such default on the part or the Tenant shall continue


                                    10.3-12
                  for seven (7) days after written notice thereof to the Tenant; or

         (c) In case the demised promises are vacated or become vacated or remain unoccupied for seven (7) days;

then and in any such case the Landlord in addition to any ether remedy now or hereafter provided by law may at its option cancel and annul this Lease forthwith and re-enter and take possession immediately by force if necessary without any previous notice of intention to re-enter and may remove all persons and property therefrom and may use such force and assistance in making such removal as the Landlord may deem advisable to recover at once full and exclusive possession of the demised premises and such re-entry shall not operate as a waiver or satisfaction in whole or in part of any covenant or agreement on the Tenant's part to be performed.

         13.2 if the Tenant fails to perform any of the covenants or obligations of the Tenant under or in respect of this Lease, the Landlord may from time to time, in its discretion, and in addition to and without prejudice to any other rights it may have as a result of such failure, perform or cause to be performed such covenants or obligations or any part thereof and for such purpose may do such things as may be requisite, including without limiting the generality of foregoing, entering upon the demised premises and doing such things upon or in respect of the demised premises or any part thereof as the landlord may deem necessary or requisite and all reasonable expenses incurred and reasonable expenditures made by or on behalf of the Landlord under this paragraph shall be forthwith due and be paid by the Tenant to the Landlord as additional rent.

         13.3 If the term hereby granted or any of the goods or chattels of the Tenant are at any time seized or taken in execution or attachment by any creditor of the Tenant or if the Tenant makes any assignment for the benefit of creditors or becoming bankrupt or insolvent takes the benefit of any Act for bankrupt or insolvent debtors the then current month's rent together with the rent owing for the next three months shall immediately become due and payable and it shall be lawful for the Landlord at any time thereafter to re-enter into or upon the demised premises or any part thereof in the name of the whole and the same to have again, repossess and enjoy as of its former estate anything herein contained to the contrary notwithstanding.

14.      DISTRESS
         --------
         14.1 Whensoever the Landlord is entitled to levy distress against the goods and chattels of the Tenant it may use such force as it may deem necessary for the purpose and for gaining admission to the demised premises without any liability whatsoever including, without limitation, liability for any loss or damage occasioned thereby and the Tenant hereby expressly releases the Landlord from all actions, proceedings, claims or demands whatsoever for or on account or in respect of any such forcible entry or any loss or damage sustained by the Tenant in connection therewith.

15.      LANDLORD'S EXPENSES ENFORCING LEASE
         -----------------------------------
         15.1 In the event that it is necessary for the Landlord to retain the services of a solicitor or any other proper person for the purpose of assisting


                                    10.3-13
the Landlord in enforcing any of its rights hereunder in the event of default on the part of the Tenant, the Landlord shall be entitled to collect from the Tenant the reasonable cost of all such services on a solicitor and his own client basis as if the same were rent reserved and in arrears hereunder.

16.      WAIVER
         ------
         16.1 The failure of either party to insist upon strict performance of any covenant or condition contained in this Lease or in any rule or regulation attached hereto shall not be construed as a waiver or relinquishment for the future of any such covenant, condition, rule or regulation. The acceptance of any rent or the performance of any obligation hereunder by a person other than the Tenant shall not be construed as an admission by the Landlord of any right, title or interest of such person as a sub-tenant, assignee, transferee or otherwise in the place and stead of the Tenant.

17.      HOLD OVER
         ---------
         17.1 If the Tenant holds over after the expiration of the term granted and the Landlord accepts rent, the new tenancy hereby created shall be deemed a monthly tenancy and not a yearly tenancy and shall be subject to the covenants and conditions contained herein insofar as they are applicable to a tenancy from month to month.

18.      RULE AND REGULATIONS
         --------------------
         18.1 The Tenant and its servants, employees and agents shall observe faithfully and comply strictly with such reasonable rules and regulations as the Landlord may from time to time adopt. Written notice of any rules and regulations shall be given to the Tenant as set out in Schedule B. Nothing contained in this Lease shall be construed to impose upon the Landlord any duty or obligation to enforce the rules and regulations or the terms, covenants or conditions in any other lease against any other Tenant of any building of which the demised premises form a part, and the Landlord shall not be liable to the Tenant for violation of the same by any other Tenant or its servants, employees, agents, visitors or licensees.

19.      INABILITY TO PERFORM
         --------------------
         19.1 The Landlord does not warrant that any service or facility provided by it hereunder will be free from Interruptions caused or required by maintenance, repairs, renewals, modifications, strikes, riots, insurrections, labour controversies, accidents, fuel shortages, Government intervention, force majeure, acts of God or other cause or causes. No such interruption shall be deemed an eviction or disturbance of the Tenant's enjoyment of the demised premises nor render the Landlord liable in damages to the Tenant nor relieve the Tenant from its obligations under this Lease.

20.      NOTICES
         -------
         20.1 Any notice, demand or other communication required or contemplated by any provision of this Lease shall be given in writing, and if to the Landlord, either delivered to or mailed by prepaid registered mail addressed to the Landlord as follows:


                                    10.3-14

                  Gastown Investment 21 Ltd.
                  #600 - 21 Water Street
                  Vancouver, British Columbia
                  V6B 1A1

and if to the Tenant, either delivered to the demised premises or mailed by prepaid registered mail addressed to the Tenant at the demised premises. Every such notice shall be deemed to have been given when delivered, or, if mailed as aforesaid, upon the third business day after the day of mailing thereof in Canada provided that if mailed, should there be between the time of mailing and the actual receipt of the notice, a mail strike, slowdown or other labour dispute which might affect delivery of such notice, then such notice shall only be effective if actuary delivered. The Landlord may from time to time by notice in writing to the Tenant designate another address in Canada as the address to which notices are to be delivered or mailed to it.

21.      INTERPRETATION
         --------------
         21.1 Where required, the singular number shall be deemed to Include the plural, and the neuter gender the masculine or feminine. Where there is more than one Tenant, they shall be jointly and severally bound to the fulfillment of their obligations hereunder.

22.      ADDITIONAL COVENANTS
         --------------------
         22.1 Registration of Lease. The Landlord shall not be obliged to execute or deliver this Lease in form registrable under the Land Title Act and the tenant shall not register this Lease against the title to the lands.

         22.2 Estoppel Certificate Clause. The Tenant shall from time to time at the request of the Landlord, execute and deliver to any proposed purchaser or proposed or existing mortgagee of the demised premises a certificate acknowledging the following:

         (a)      That the Tenant is in possession of the demised premises;

         (b) That this Lease is in full force and effect and unamended, or if the same has been amended specifying such amendments;

         (c) That the Landlord is not currently in default under any term, condition or covenant required to be performed by the Landlord hereunder, or if the Landlord is in default under one or more of such terms, conditions or covenants specifying the nature of each such default;

         (d)      The date of which rents hereunder have been paid;

         (e)      The amount of any deposit hereunder;

         (f) That there is no right of set-off against any rents due hereunder.

         22.3 Attornment and Non Disturbance Clause. The Tenant shall, if requested to do so by the Landlord, agree with any mortgagee of the whole or any


                                    10.3-15
portion of the lands to attorn to and become tenant of such mortgagee if the mortgagee shall become a mortgagee in possession, if such mortgagee shall agree that so long as the Tenant pays the rent and observes and performs its covenants and provisos herein contained on its part to be performed, the Tenant shall be entitled to hold, occupy and enjoy the demised premises, subject to any rights the mortgagee may have as a lessor, free from any interference by the mortgagee or any person claiming by or through the mortgagee.

         22.4 Headings. The headings in this Lease form no part of this Lease and shall be deemed to have been inserted for convenience of reference only.

         22.5 Lease Subordinate Charge Against Land. If required by the holder of any charge or charges from time to time created by the Landlord by Mortgage or Charge on the lands, this Lease shall be deemed to be subordinate to such charge or charges, and the Tenant shall promptly at any time as required by the Landlord execute all documents and give such further assurances as may be reasonably required to postpone its rights and privileges to the holder of any Charge or Mortgage provided that such Mortgage or Charge shall permit the Tenant to continue in quiet possession of the demised premises in accordance with the terms and conditions of this Lease so long as the Tenant is not in default hereunder, whether such Mortgage or Charge is in good standing or not.

         22.6 Triple Net Lease. Subject to the terms herein, the parties agree that it is their purpose, intent and agreement that rent aforementioned stall be absolutely net to the Landlord so that this Lease shall yield net to the landlord the amount specified in paragraph 3.1 hereof free of any charges, assessments, impositions or deductions of any kind and without abatement, deductions or set-off.

         22.7 Relief of Landlord on Sale. If the Landlord sells the Landlord's interest in the lands and building the Landlord shall be released from all obligations, responsibilities and liabilities under this lease to the extent that the purchaser of the Landlord's interest assumes them from the Landlord.

         22.8 Additional Covenants. Any additional covenants, conditions or agreements set forth in writing and attached hereto whether at the commencement of the term or at any subsequent time and signed or initialed by the parties hereto shall be read and construed together with and as part of this lease; PROVIDED ALWAYS THAT when they are at variance with any written paragraph in this Lease such additional covenants, conditions, and agreements shall be deemed to supersede such paragraph.

         22.9 Whole Agreement. The Tenant agrees that demised premises are leased by the Tenant without any representations or warranties other then as contained in this Lease.

         22.10 Option to Renew. The Landlord agrees that if the Tenant duly and regularly pays the rent hereunder and performs all the covenants, provisos and agreements herein contained and on the part of the Tenant to be paid and performed, the Landlord will upon the written request of the Tenant made not less that six (6) months prior to the expiration of the term, and at the cost of the Tenant, grant to the Tenant a renewal of this Lease for a further term of THREE (3) years at a basic rent to be agreed upon based on the fair market rental for premise of similar size, quality and location at the time of renewal


                                    10.3-16

(but which shall not be less than the basic monthly rental of the last month of the term plus TEN percent (10%) or failing agreement, at a rate to be determined on the same basis as set out above by reference to one arbitrator if the parties can agree in selecting one and failing that to be determined by the decision of three arbitrators or a majority of them, with one to be named by the Landlord and one by the Tenant, not more than fourteen (14) days after the giving of notice by the Landlord or Tenant requesting such arbitration and the two arbitrators as chosen shall within seven (7) days after the appointment of the two arbitrators select a third arbitrator, it being expressly agreed that:

         (a) The award of the arbitrator or arbitrators or a majority of them shall be made not later than twenty-one (21) days after the date of the appointment of the arbitrator or third arbitrator (as the case may be) so appointed hereunder.

         (b) The Landlord and Tenant shall each pay its own cost of the arbitration proceedings, provided that in the case of a single arbitrator the arbitrator's fee shall be paid equally between them and in the case of three arbitrators the fee of the third arbitrator shall be paid equally between them;

         (c) If either the Landlord or the Tenant neglects or refuses to name its arbitrator in the time hereinbefore limited or fails to proceed with the arbitration, the arbitrator named by the other of them shall determine the basic rent and decision of such arbitrator shall be final and binding on both the Landlord and Tenant;

         (d) Any arbitration hereunder shall be governed by the Commercial Arbitration Act of the Province of British Columbia.

Such renewal lease shall contain the same terms, provisos, covenants and agreements herein contained excluding this paragraph and except for the basic rent which shall be determined above.

         22.11 Additional Termination Clause. In addition to any of the other rights and remedies of the Landlord under this Lease, the Landlord at its option may terminate this Lease upon giving the Tenant six (6) months notice in writing to vacate the lands for the reason that the Landlord intends to either:

         (a)      demolish the entire building;

         (b)      substantially renovate the building; or

         (c)      strata title the building.

The Tenant shall upon receipt of the notice aforementioned vacate the lands on the first day of the sixth month of the notice period and this Lease shall terminate and the installments of rent and other moneys payable hereunder by the Tenant shall be apportioned and payable only up to the date of such vacating.

In addition to any other rights and remedies, the Landlord and Tenant will have the option to terminate this lease by giving ninety (90) days notice in writing prior to the end of the 1st year of the said term to the other party.


                                    10.3-17

23.      INDEMNITY
         ---------
         The Indemnitor, as a separate and distinct agreement and in consideration of the Landlord entering into this Lease with the Tenant and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), covenants and agrees with the Landlord as follows:

         1.       this indemnity is absolute, unconditional and irrevocable;

         2. the Tenant will duly keep, observe and perform all of its covenants and agreements under this tease (including the payment of rent and all other amounts from time to time payable under this Lease);

         3. if any default is made by the Tenant under this Lease, the Indemnitor shall on demand of the Landlord forthwith remedy such default;

         4. the Landlord shall not be bound or required to proceed against the Tenant or to have recourse to or exhaust any security from time to time held by it for the performance of such covenants or agreements or to pursue any other remedy whatsoever which may be available to it, before proceeding against the Indemnitor;

         5. the Indemnitor shall indemnify and save harmless the Landlord with respect to all losses, costs, expenses, claims, liabilities and damages that may be suffered or incurred by the Landlord by reason of or relating to, directly or indirectly, any default of the Tenant under this Lease;

         6. the Indemnitor is jointly and severally bound with the Tenant to the Landlord to keep, observe and perform all covenants and agreements of the Tenant under this Lease;

         7. the obligations of the Indemnitor under this clause shall be in no way released, discharged, or reduced or otherwise affected by:

                  a. modifications, releases or discharges granted to the Tenant in respect of its obligations to keep, observe and perform its covenants end agreements hereunder;

                  b. any neglect, delay or forebearance of the Landlord in demanding, requiring or enforcing the keeping, observance or performance by the Tenant of any of its covenants or agreements under this Lease or by the Indemnitor of any obligations under this clause;

                  c.   granting any extension of time, waivers or indulgences;

                  d. any assignment or subleasing by the Tenant or any trustee in bankruptcy, receiver or other successor or any consent of the Landlord to any assignment or subleasing;

                  e.   bankruptcy, insolvency or dissolution of the Tenant;

                                    10.3-18

                  f. any other event or occurrence which would have the affect at law of terminating or rendering unenforceable any covenants or agreements of the Tenant;

                  g. any agreements or other dealings between the Landlord and the Tenant having the effect of amending or altering the Lease or the obligations of the Tenant hereunder.

                  h. any want of notice by the Landlord to the Indemnitor of any default of the Tenant;

                  i. any re-entry onto the Leased Premises or termination of this Lease; or

                  j. any other matter, thing, act or omission of the Landlord whatsoever.

         8. the obligations of the Indemnitor under this clause shall extend to the Term and to any overholding by the Tenant thereafter and to any renewal or extension of the Term;

         9. no proceeding under this clause and no recovery made as a result thereof will be a bar or defence to any further proceeding under this Clause;

         10. the Indemnitor waives any right to receive notices of any default of the tenant;

         11. the Indemnity is bound by all the terms and provisions of this lease; and

         12. this Indemnity shall enure to the benefit of and be binding upon the Landlord and the Indemnitor and their respective heirs, executors, administrator's, successors and assigns.

         THIS INDENTURE shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

         IN WITNESS WHEREOF the parties hereto have affixed their common seals in the presence of their offices duly authorized in that behalf, or have hereunto set their hands and seals, as the case may be, on the day and year first above written.

The Common Seal of GASTOWN INVESTMENT 21 LTD.
was hereunto affixed in the presence of:                       C/S

___/s/ George Lee______
      George Lee

The Common Seal of VERIDICOM INTERNATIONAL
(CANADA) INC. was hereunto affixed in the presence of:         C/S

___/s/ Terry Laferte___
       Terry Laferte

___/s/ Paul Mann___
       Paul Mann
                                    10.3-19

                                   SCHEDULE A






















































                                    10.3-20

                                   SCHEDULE B


                      GENERAL BUILDING RULES & REGULATIONS

                       21 WATER STREET / 109 CARRAL STREET

              ATTACHED TO AND FORMING PART OF THIS LEASE AGREEMENT

1. No Sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by the Tenant on any part of the outside of the Leased premises or the Building without the prior written consent of the Landlord. In the event of the violation of the foregoing by the Tenant, the Landlord may remove same without any liability, and may charge the expense of such removal to the Tenant. Provided however that upon the termination of the Lease to which these rules and regulations are attached, the Tenant will at the request of the Landlord remove any and all such signs and shall make good any damage occasioned by the installation and/or removal thereof.

2. The water and wash closets and other plumbing fixtures shall not be used for purposes other than those for which they were construed, and no sweeping, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant; the servants, employees, agents, visitors or licensees of which shall have caused the same.

3. The Tenant shall not mark, paint, drill into or in any way deface any part of the Leased Premises or the Building. No showing, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord and as the Landlord may direct, such consent not to be unreasonably withheld.

4. The Tenant and any of the Tenant's servants, employees, agents, visitors or licensees shall not, at any time, bring or keep on the Leased Premises any inflammable, combustible or explosive fluid, chemical or substance.

5. No loudspeaker, television, phonograph, radio or other device shall be used in the manner so as to be heard or seen as the case may be, outside the Leased premises without the prior consent of the Landlord.

6. The Normal Building Operating Hours are from 7:00 a.m. to 8:00 p.m. Monday to Friday, Statutory holidays excepted. The Landlord reserves the right to charge tenants an additional Electrical Levy Charge should the tenants use the premises extensively outside the Normal Building Operating Hours.

7. The Leased Premises shall be used exclusively for conducting the business of the tenant. The Leased Premises are not licensed nor can be used for overnight sleeping accommodations or as a place of habitation.

8. The Building will open to tenants and their clients during Normal Building Operating Hours. Outside of the Normal Building Operating Hours, the building will be locked and access is restricted to authorized personnel only.

                                    10.3-21